Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 20 TO MASTER REPURCHASE AGREEMENT
Amendment No. 20 to Master Repurchase Agreement, dated as of September 16, 2022 (this “Amendment”), by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”) and HOME POINT FINANCIAL CORPORATION (the “Seller”).
RECITALS
The Buyer and the Seller are parties to that certain (a) Master Repurchase Agreement, dated as of October 28, 2015 (as amended by Amendment No. 1, dated as of May 4, 2016, Amendment No. 2, dated as of September 15, 2016, Amendment No. 3, dated as of September 28, 2016, Amendment No. 4, dated as of January 5, 2017, Amendment No. 5, dated as of October 6, 2017, Amendment No. 6, dated as of November 9, 2017, Amendment No. 7, dated as of May 7, 2018, Amendment No. 8, dated as of July 16, 2018, Amendment No. 9, dated as of October 19, 2018, Amendment No. 10, dated as of February 29, 2019, Amendment No. 11, dated as of September 20, 2019, Amendment No. 12, dated as of December 12, 2019, Amendment No. 13, dated as of July 6, 2020, Amendment No. 14, dated as of September 18, 2020, Amendment No. 15, dated as of October 6, 2020, Amendment No. 16, dated as of December 22, 2020, Amendment No. 17, dated as of September 17, 2021, Amendment No. 18, dated as of February 10, 2022 and Amendment No. 19, dated as of May 1, 2022, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Letter, dated as of September 20, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Pricing Letter, as applicable.
The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.
Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
SECTION 1.    Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by added the definition of “Choice Renovation Loan” in its proper alphabetical order.
“Choice Renovation Loan” shall mean a Mortgage Loan that is originated in compliance with Freddie Mac’s ChoiceRenovation Loan program (as such program is amended, supplemented or otherwise modified, from time to time).
SECTION 2.     Hypothecation or Pledge of Purchased Assets. Section 19 of the Existing Repurchase Agreement is hereby amended by adding the following new paragraph to the end thereof:
Buyer may, in connection with any repurchase transaction or proposed repurchase transaction pursuant to this Section 19, disclose to the repledgee or proposed repledgee, as the

Exhibit 10.1

case may be, this Agreement and the other Program Documents and any information relating to Seller or any of its Subsidiaries or to any aspect of the Transactions that has been furnished to Buyer by or on behalf of Seller or any of its Subsidiaries; provided that such repledgee agrees to hold such information subject to the confidentiality provisions of this Agreement.
SECTION 3.     Representations and Warranties. Schedule 1 to the Existing Repurchase Agreement is hereby amended by deleting paragraph (o) in its entirety and replacing it with the following:
(o)    Full Disbursement of Proceeds. The Mortgage Loan has been closed and, except with respect to, Homestyle Renovation Mortgage Loans, HomePath Renovation Mortgage Loans or Choice Renovation Loans, the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on site or off site improvement and as to disbursements of any escrow funds therefor have been complied with. With respect to Homestyle Renovation Mortgage Loans, HomePath Renovation Mortgage Loans and Choice Renovation Loans, Seller has made all advances and disbursements in accordance with the terms of the Mortgage and/or the terms and conditions of the related mortgage loan program, and such additional amounts have been advanced or disbursed from Seller’s own funds and not from the funds representing any Purchase Price paid by Buyer to Seller hereunder. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage. All points and fees related to each Mortgage Loan were disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation. No Mortgagor was charged “points and fees” (whether or not financed) in an amount that exceeds [***] of the total loan amount (or such other applicable limits for lower balance Mortgages) as specified under 12 CFR 1026.43(e)(3), and the points and fees were calculated using the calculation required for qualified mortgages under 12 CFR 1026.32(b) to determine compliance with applicable requirements.
SECTION 4.     Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
4.1Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:
(a)this Amendment, executed and delivered by the Buyer and Seller;
(b)Amendment No. 16 to the Pricing Letter, dated as of the date hereof, executed and delivered by Buyer and Seller; and
(c)such other documents as the Buyer or counsel to the Buyer may reasonably request.
SECTION 5. Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.
SECTION 6.    Representations and Warranties. The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default

Exhibit 10.1

or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. The Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
SECTION 7.    Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 8.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 9.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, the UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature. The original documents shall be promptly delivered, if requested.
SECTION 10.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 11.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

Exhibit 10.1

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Buyer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer

By:	/s/ Kathleen Donovan
Name:	Kathleen Donovan
Title:	Managing Director

By:	/s/ Chi Ma
Name:	Chi Ma
Title:	Executive Director

Signature Page to Amendment No. 20 to Master Repurchase Agreement

HOME POINT FINANCIAL CORPORATION, as Seller

By:	/s/ Joseph Ruhlin
Name:	Joseph Ruhlin
Title:	Treasurer

Signature Page to Amendment No. 20 to Master Repurchase Agreement